                                                                    Exhibit 10.2

                               ONEMAIN.COM, INC.

                                   1999 PLAN

                               TABLE OF CONTENTS

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1.   PURPOSE.............................................................................          1
2.   DEFINITIONS.........................................................................          1
3.   ADMINISTRATION OF THE PLAN..........................................................          4
          3.1.   Board...................................................................          4
          3.2.   Committee...............................................................          5
          3.3.   Awards..................................................................          5
          3.4.   No Liability............................................................          6
4.   STOCK SUBJECT TO THE PLAN...........................................................          6
5.   EFFECTIVE DATE AND TERM OF THE PLAN.................................................          6
          5.1.   Effective Date..........................................................          6
          5.2.   Term....................................................................          6
6.   OPTION GRANTS.......................................................................          6
          6.1.   Company or Subsidiary Employees; Service Providers; Other Persons.......          6
          6.2.   Successive Awards.......................................................          7
          6.3.   Reload Options..........................................................          7
7.   LIMITATIONS ON GRANTS...............................................................          7
8.   AWARD AGREEMENT.....................................................................          7
9.   OPTION PRICE........................................................................          7
10.  VESTING, TERM AND EXERCISE OF OPTIONS...............................................          8
          10.1.  Vesting and Option Period...............................................          8
          10.2.  Term....................................................................          8
          10.3.  Acceleration............................................................          8
          10.4.  Termination of Employment or Other Relationship.........................          8
          10.5.  Rights in the Event of Death............................................          9
          10.6.  Rights in the Event of Disability.......................................          9
          10.7.  Limitations on Exercise of Option.......................................          9
          10.8.  Method of Exercise......................................................          9
          10.9.  Delivery of Stock Certificates..........................................         10
11.  STOCK APPRECIATION RIGHTS...........................................................         10
          11.1.  Right to Payment........................................................         10
          11.2.  Other Terms.............................................................         10
12.  TRANSFERABILITY OF OPTIONS..........................................................         11
          12.1.  Transferability of Options..............................................         11
          12.2.  Family Transfers........................................................         11
13.  RESTRICTED STOCK....................................................................         11
          13.1.  Grant of Restricted Stock or Restricted Stock Units.....................         11
          13.2.  Restrictions............................................................         12
          13.3.  Restricted Stock Certificates...........................................         12
          13.4.  Rights of Holders of Restricted Stock...................................         12

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

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          13.5.  Rights of Holders of Restricted Stock Units.............................         12
          13.6.  Termination of Employment or Other Relationship.........................         13
          13.7.  Rights in the Event of Death............................................         13
          13.8.  Rights in the Event of Disability.......................................         13
          13.9.  Delivery of Stock and Payment Therefor..................................         14
14.  DEFERRED STOCK AWARDS...............................................................         14
          14.1.  Nature of Deferred Stock Awards.........................................         14
          14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation.......         14
          14.3.  Rights as a Stockholder.................................................         14
          14.4.  Restrictions............................................................         15
          14.5.  Termination.............................................................         15
15.  UNRESTRICTED STOCK AWARDS...........................................................         15
          15.1.  Grant or Sale of Unrestricted Stock.....................................         15
16.  PERFORMANCE STOCK AWARDS............................................................         15
          16.1.  Nature of Performance Stock Awards......................................         15
          16.2.  Rights as a Stockholder.................................................         16
          16.3.  Termination.............................................................         16
          16.4.  Acceleration, Waiver, Etc...............................................         16
17.  DIVIDEND EQUIVALENT RIGHTS..........................................................         16
          17.1.  Dividend Equivalent Rights..............................................         16
          17.2.  Interest Equivalents....................................................         17
          17.3.  Termination.............................................................         17
18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.............................................         17
          18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards..................         17
          18.2.  Term of Awards..........................................................         18
          18.3.  Form and Timing of Payment Under Awards; Deferrals......................         18
19.  PARACHUTE LIMITATIONS...............................................................         18
20.  REQUIREMENTS OF LAW.................................................................         19
          20.1.  General.................................................................         19
          20.2.  Rule 16b-3..............................................................         20
21.  AMENDMENT AND TERMINATION OF THE PLAN...............................................         20
22.  EFFECT OF CHANGES IN CAPITALIZATION.................................................         21
          22.1.  Changes in Stock........................................................         21
          22.2.  Reorganization in Which the Company Is the Surviving Entity and
                 in Which No Change of Control Occurs....................................         21
          22.3.  Reorganization, Sale of Assets or Sale of Stock Which Involves a
                 Change of Control.......................................................         21
          22.4.  Adjustments.............................................................         22
          22.5.  No Limitations on Company...............................................         22
23.  DISCLAIMER OF RIGHTS................................................................         22
24.  NONEXCLUSIVITY OF THE PLAN..........................................................         23
25.  WITHHOLDING TAXES...................................................................         23
26.  CAPTIONS............................................................................         24
27.  OTHER PROVISIONS....................................................................         24

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
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28.  NUMBER AND GENDER...................................................................         24
29.  SEVERABILITY........................................................................         24
30.  GOVERNING LAW.......................................................................         24

                               ONEMAIN.COM, INC.

                                   1999 PLAN

     OneMain.com, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1999 Plan (the "Plan") as follows:

1.   PURPOSE

     The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, and dividend equivalent rights in accordance with the terms hereof.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, or Dividend Equivalent Rights under the Plan.

     2.3 "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.4 "Benefit Arrangement" shall have the meaning set forth in Section 19 hereof.

     2.5  "Board" means the Board of Directors of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

     2.8  "Company" means OneMain.com, Inc.

     2.9 "Deferred Stock" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     2.10 "Dividend Equivalent" means a right, granted to a Grantee under
Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.11 "Effective Date" means [May 24, 1999], the date on which the Plan was adopted by the Board.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.13 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.14 "Grant" means an award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, or Dividend Equivalent Rights under the Plan.

     2.15 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

     2.16 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, or Dividend Equivalent Rights under the Plan.

     2.17 "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

     2.18 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.19 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

     2.20 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.21 "Other Agreement" shall have the meaning set forth in Section 19 hereof.

     2.22 "Performance Stock Award" means Awards granted pursuant to Section
16.

     2.23 "Plan" means this OneMain.com, Inc. 1999 Plan.

     2.24 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.25 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

     2.26 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.27 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.28 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.29 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
Section 6 hereof.

     2.30 "Stock" means the common stock, par value $0.001 per share, of the Company.

     2.31 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under Section 11 hereof.

     2.32 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.33 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

     2.34 "Unrestricted Stock Award" means any Award granted pursuant to
Section 15.

3.   ADMINISTRATION OF THE PLAN

3.1. Board

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.2. Committee.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.3. Awards

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award,(iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto), (v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

     3.4. No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be three million (3,000,000), no more than eight hundred thousand (800,000) of which may be issued pursuant to awards of other than Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.   EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. Effective Date.

     The Plan shall be effective as of the Effective Date.

     5.2. Term.

     The Plan has no termination date.

6.   OPTION GRANTS

     6.1. Company or Subsidiary Employees; Service Providers; Other Persons

     Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board. Notwithstanding the foregoing, a resident of Florida, Virginia, or Missouri who is not an employee of the Company or of any wholly-owned subsidiary of the Company shall not be eligible to receive an Award under the Plan.

     6.2. Successive Awards.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3. Reload Options.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7.   LIMITATIONS ON GRANTS

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is one million (1,000,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for a Grant under
Section 6 hereof is two hundred fifty thousand (250,000) per year.

8.   AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

9.   OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

     10.1.  Vesting and Option Period.

     Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

     10.2.  Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date").

     10.3.  Acceleration.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

     10.4.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section
10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     10.5.  Rights in the Event of Death.

     If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

     10.6.  Rights in the Event of Disability.

     If a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     10.7.  Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in
Section 22 hereof which results in termination of the Option.

     10.8.  Method of Exercise.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     10.9.  Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  STOCK APPRECIATION RIGHTS

     The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

     11.1.  Right to Payment.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

     11.2.  Other Terms.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12.  TRANSFERABILITY OF OPTIONS

     12.1.  Transferability of Options

     Except as provided in Section 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     12.2.  Family Transfers.

     If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section
12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
Section 12.2 hereof the term "Grantee" shall be deemed to refer the transferee. The events of termination of the employment or other relationship of Section
10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

13.  RESTRICTED STOCK

     13.1.  Grant of Restricted Stock or Restricted Stock Units.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     13.2.  Restrictions.

     At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

     13.3.  Restricted Stock Certificates.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a
                          --------  -------
legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     13.4.  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     13.5.  Rights of Holders of Restricted Stock Units.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock.

Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

     13.6.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     13.7.  Rights in the Event of Death.

     Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

     13.8.  Rights in the Event of Disability.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

    13.9. Delivery of Stock and Payment Therefor.

    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14. DEFERRED STOCK AWARDS

    14.1. Nature of Deferred Stock Awards.

    A Deferred Stock Award is an Award of phantom Stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

    14.2. Election to Receive Deferred Stock Awards in Lieu of Compensation.

    The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

    14.3. Rights as a Stockholder.

    During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

     14.4. Restrictions.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     14.5. Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

15.  UNRESTRICTED STOCK AWARDS

     15.1. Grant or Sale of Unrestricted Stock.

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.  PERFORMANCE STOCK AWARDS

     16.1. Nature of Performance Stock Awards.

     A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

     16.2. Rights as a Stockholder.

     A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

     16.3. Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

     16.4. Acceleration, Waiver, Etc.

     At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

17.  DIVIDEND EQUIVALENT RIGHTS

     17.1. Dividend Equivalent Rights.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     17.2. Interest Equivalents.

     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     17.3. Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS

     18.1. Stand-Alone, Additional, Tandem, and Substitute Awards

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     18.2. Term of Awards

     The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years.

     18.3. Form and Timing of Payment Under Awards; Deferrals

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

19.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of
                                               ---
receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all

Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.  REQUIREMENTS OF LAW

     20.1. General.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     20.2. Rule 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

21.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the
      --------  -------
Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 21 or
Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.  EFFECT OF CHANGES IN CAPITALIZATION

     22.1. Changes in Stock.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     22.2. Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

     Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     22.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

     Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company), (i) all outstanding shares subject to Grants shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Grants shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

     22.4. Adjustments.

     Adjustments under this Section 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     22.5. No Limitations on Company.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

24.  NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

25.  WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 25 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

26. CAPTIONS

    The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

27. OTHER PROVISIONS

    Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

28. NUMBER AND GENDER

    With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

29. SEVERABILITY

    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

30. GOVERNING LAW

    The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                  *    *    *

    The Plan was duly adopted and approved by the Board of Directors of the Company as of the 24th day of May, 1999.


                                            By:___________________________
                                            Name: ________________________
                                            Title:________________________